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                                                                    Exhibit 99.7

                DEALER MANAGER AND CONSENT SOLICITATION AGREEMENT

                                                              February __, 2005

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629

Ladies and Gentlemen:

1. The Exchange Offer. Net Servicos de Comunicacao S.A., a sociedade por acoes organized under the laws of the Federative Republic of Brazil (the "Company"), proposes to exchange (hereinafter referred to, together with any amendments, supplements or extensions thereof, as the "Exchange Offer") up to US$76,593,068 aggregate principal amount of its 7.0% Senior Secured Notes due 2009 (the "New Notes", and together with the Guarantees (as hereinafter defined) the "New Securities") and cash, for all of its issued and outstanding US$97,692,000 aggregate principal amount of 12 5/8% Senior Guaranteed Notes due 2004 (the "Existing Securities"), and is soliciting (the "Solicitation") consents (the "Consents") of the holders of the Existing Securities to certain amendments to the Indenture relating to the Existing Securities (the "Existing Indenture"). The Exchange Offer and the Solicitation will be on the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Material (as hereinafter defined). The New Securities will be guaranteed (the "Guarantees") by the guarantors (the "Guarantors") that are party to the New Indenture (as hereinafter defined) pursuant to and as set forth in the New Indenture.

2. Appointment as Dealer Manager and Solicitation Agent. The Company hereby appoints you as Dealer Manager and Solicitation Agent (the "Dealer Manager and Solicitation Agent") and authorizes you to act as such in connection with the Exchange Offer and the Solicitation. On the basis of the representations, warranties and covenants of the Company and the Guarantors contained herein, you agree, in accordance with your customary practice, to perform those services in connection with the Exchange Offer and the Solicitation as are customarily performed by investment banks in connection with exchange offers and consent solicitations of a like nature, including, but not limited to, using reasonable efforts to solicit tenders of Existing Securities and delivery of Consents pursuant to the Exchange Offer and the Solicitation and communicating generally regarding the Exchange Offer and the Solicitation with brokers, dealers, commercial banks and trust companies and other holders of Existing Securities. In such capacity, you shall act as an independent contractor, and each of your duties arising out of your engagement pursuant to this Agreement shall be owed solely to the Company.

         You acknowledge that Eurovest Global Securities Inc. will act as solicitation agent solely in connection with Existing Securities held outside the United States by non-U.S. persons.

         The Company further authorizes you to communicate with The Bank of New York, in its capacity as exchange agent (the "Exchange Agent"), and with D. F. King & Co., Inc., in its capacity as information agent (the "Information Agent"), with respect to matters relating to the Exchange Offer and the Solicitation. The Company has instructed the Exchange Agent to advise you at least daily as to the number of Existing Securities that have been tendered pursuant to the Exchange Offer, the number of Consents that have been delivered pursuant to the Solicitation and as to such other matters in connection with the Exchange Offer and the Solicitation as you may reasonably request.

3. No Liability for Acts of Brokers, Dealers, Banks and Trust Companies. Neither you nor any of your affiliates shall have any liability to the Company, the Guarantors or any other person for any losses, claims, damages, liabilities and expenses (each, a "Loss" and collectively, the "Losses") arising from any
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act or omission on the part of any broker or dealer in securities (a "Dealer"), bank or trust company, or any other person, and neither you nor any of your affiliates shall be liable for any Losses arising from your own acts or omissions in performing your obligations as Dealer Manager and Solicitation Agent or as a Dealer hereunder or otherwise in connection with the Exchange Offer or the Solicitation, except for any such Losses which are finally judicially determined to have resulted primarily from your bad faith, gross negligence or willful misconduct. In soliciting or obtaining tenders or delivery of Consents, no Dealer, bank or trust company is to be deemed to be acting as your agent or the agent of the Company or any of its affiliates, and you, as Dealer Manager and Solicitation Agent, are not to be deemed the agent of any Dealer, bank or trust company or the agent or fiduciary of the Company, or any of its affiliates, security holders, creditors or of any other person. In soliciting or obtaining tenders of Existing Securities or delivery of Consents, you shall not be and shall not be deemed for any purpose to act as a partner or joint venturer of or a member of a syndicate or group with the Company, or any of its affiliates in connection with the Exchange Offer or the Solicitation, any acceptance of the Existing Securities, any payment for Existing Securities or otherwise, and neither the Company nor any of its affiliates shall be deemed to act as your agent. The Company shall have sole authority for the acceptance or rejection of any and all tenders of Existing Securities or delivery of Consents.

4. The Exchange Offer and Consent Solicitation Material and Withdrawal Rights. The Company agrees to furnish you, at its expense, with as many copies as you may reasonably request of (i) each of the documents that is filed with the United States Securities and Exchange Commission (the "Commission") or any other federal, state, local or foreign governmental or regulatory authorities or any court (each an "Other Agency" and collectively, the "Other Agencies"), including each registration statement, preliminary and final prospectus filed with the Commission in connection with the Exchange Offer or the Solicitation, (ii) the related letter of transmittal and consent (the "Letter of Transmittal"), (iii) the notice of guaranteed delivery, (iv) the letter to clients and (v) the letter to broker dealers, commercial banks, trust companies and other nominees (the foregoing items (i) to (v) collectively, including each appendix, attachment, modification, amendment or supplement to any of the foregoing, the "Exchange Offer and Consent Solicitation Material"), and any other document relating to the Exchange Offer and the Solicitation that is required to be filed with the Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Exchange Act"). Other than the information identified by you in Section 10(c) hereof, the Exchange Offer and Consent Solicitation Material has been or will be prepared and approved by, and is the sole responsibility of, the Company and the Guarantors. At the commencement of the Exchange Offer and the Solicitation, the Company shall cause to be timely delivered, to each registered holder of any Existing Securities, the Exchange Offer and Consent Solicitation Material, together with a return envelope. Thereafter, to the extent practicable, until the expiration of the Exchange Offer, the Company shall use its reasonable best efforts to cause copies of such materials and a return envelope to be mailed to each person who becomes a holder of any applicable Existing Securities.

         The Company acknowledges and agrees that you may use the Exchange Offer and Consent Solicitation Material as specified herein without assuming any responsibility for independent investigation or verification on your part, to the extent permitted by law, and the Company and the Guarantors represent and warrant to you that you may rely on the accuracy and adequacy of any information delivered to you by or on behalf of the Company and the Guarantors without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the Company's or the Guarantors' assets or liabilities, to the extent permitted by law.

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         You hereby agree, as Dealer Manager and Solicitation Agent, that you will not disseminate any written material for or in connection with the solicitation of tenders of Existing Securities and delivery of Consents pursuant to the Exchange Offer and the Solicitation other than the Exchange Offer and Consent Solicitation Material and you agree that you will not make any statements in connection with the Exchange Offer and the Solicitation, other than the statements that are set forth in the Exchange Offer and Consent Solicitation Material or as otherwise authorized by the Company.

         The Company agrees that no Exchange Offer and Consent Solicitation Material will be used in connection with the Exchange Offer, the Solicitation or the transactions contemplated thereby or filed with the Commission or any Other Agency with respect to the Exchange Offer, the Solicitation or the transactions contemplated thereby without first obtaining your prior approval (which approval shall not be unreasonably withheld). In the event that the Company (a) uses or permits the use of any Exchange Offer and Consent Solicitation Material in connection with the Exchange Offer, the Solicitation or the transactions contemplated thereby or files any such material with the Commission or any Other Agency without your prior approval or (b) shall have breached any of its representations, warranties, agreements or covenants herein, then you shall be entitled to withdraw as Dealer Manager and Solicitation Agent in connection with the Exchange Offer or the Solicitation without any liability or penalty to you or any Indemnified Person (as hereinafter defined) for such withdrawal, and without loss of any right to the indemnification provided in Section 12 hereof, the payment of all expenses payable under this Agreement which have accrued to the date of such withdrawal or would otherwise be due to you on such date, or the benefit of any other provisions surviving such withdrawal pursuant to
Section 15 hereof. If you withdraw as Dealer Manager and Solicitation Agent pursuant to this Section 4, reimbursement for your expenses through the date of such withdrawal shall be paid to you on or promptly after such date.

5. Compensation. As compensation for the services to be provided by you as Dealer Manager and Solicitation Agent in connection with the Exchange Offer and the Solicitation, the Company agrees to pay you a success fee, payable on the date of the closing of the Exchange Offer and the Solicitation:

         a)       equal to US$400,000 (four hundred thousand U.S. dollars); less

         b) the following fees incurred by the Company, solely with respect to the appointment of The Bank of New York to act as Exchange Agent in the Exchange Offer and the Solicitation, and subject to the delivery by the Company to you of an itemized expense report describing such fees: (i) Exchange Agent fee, up to an amount of US$10,000 (ten thousand U.S. dollars); (ii) transaction fees per tender, as applicable and as described in The Bank of New York's fee proposal dated October 19, 2004; and (iii) extension fees, if applicable and as described in The Bank of New York's fee proposal dated October 19, 2004.

6. Expenses of Dealer Manager and Solicitation Agent and Others. In addition to your compensation for your services hereunder pursuant to Section 5 hereof, the Company agrees to pay directly, or reimburse you, as the case may be, for (a) all fees and expenses incurred by you relating to the preparation, printing, filing, mailing and publishing of all Exchange Offer and Consent Solicitation Material, (b) all fees and expenses of the Information Agent or other persons rendering services in connection with the Exchange Offer or the Solicitation,
(c) all advertising charges in connection with the Exchange Offer, the Solicitation or the transactions contemplated thereby, including the reasonable charges of any public relations firm or other person or entity rendering services in connection therewith, (d) all fees, if any, payable to Dealers (including you), and banks and trust companies as reimbursement for their customary mailing and handling expenses incurred in forwarding the Exchange Offer and Consent Solicitation Material to their customers, (e) all fees and expenses payable in connection with the registration or qualification of the New Securities under state securities or "blue sky" laws, and (f) all other reasonable fees and expenses incurred by you in connection with the Exchange Offer, the Solicitation or the transactions contemplated thereby or otherwise in connection with the performance of

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your services hereunder (including reasonable fees and disbursements of your legal counsel). All payments to be made by the Company pursuant to this Section 6 shall be made promptly against delivery to the Company of statements therefor. The Company shall be liable for the foregoing payments whether or not the Exchange Offer, the Solicitation or the transactions contemplated thereby are commenced, withdrawn, terminated or cancelled prior to the acceptance of any Existing Securities or whether the Company or any of its subsidiaries or affiliates acquires any Existing Securities or receives any Consents pursuant to the Exchange Offer and the Solicitation or whether you withdraw pursuant to
Section 4 hereof.

7. Securityholder Lists. The Company will cause you to be provided with cards or lists or other records in such form as you may reasonably request showing the names and addresses of, and the number of Existing Securities held by, the holders of Existing Securities as of a recent date and will cause you to be advised from day to day during the period of the Exchange Offer and the Solicitation as to any transfers of record of Existing Securities.

8. Sufficient Funds. The Company represents and warrants to you that it has or, at the time the Company becomes obligated to pay the cash consideration for Existing Securities tendered in connection with the Exchange Offer, will have, sufficient funds to enable the Company to pay, and the Company hereby agrees with you that it will pay promptly, in accordance with the terms and conditions of the Exchange Offer and Sections 5 or 6 hereof, the cash consideration (and related costs) for Existing Securities that the Company has offered, and which the Company may be required, to pay under the Exchange Offer, and the fees and expenses payable hereunder.

9. Additional Obligations of the Company. a) The Company will furnish to you, without charge, one signed copy of the registration statement relating to the Exchange Offer and the Solicitation (the "Registration Statement") and any post-effective amendments thereto.

         b) The Company will furnish to you copies of each amendment or supplement to any of the Exchange Offer and Consent Solicitation Material within a reasonable period of time prior to the filing thereof (if applicable).

         c) The Company shall advise you promptly of (i) the time when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) the occurrence of any event which could cause the Company to withdraw, rescind, terminate or modify the Exchange Offer or the Solicitation or would permit the Company to exercise any right not to accept Existing Securities tendered or Consents delivered pursuant to the Exchange Offer or the Solicitation or otherwise not consummate the Exchange Offer or the Solicitation,
         (iii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would require the making of any change in any of the Exchange Offer and Consent Solicitation Material then being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (iv) any proposal or requirement to make, amend or supplement any filing required by the Securities Act, the Exchange Act or "blue sky" or other state securities laws in connection with the Exchange Offer or the Solicitation or to make any filing in connection with the Exchange Offer or the Solicitation pursuant to any other applicable law, rule or regulation, (v) the issuance by the Commission or any Other Agency of any comment or order or the taking of any other action concerning the Exchange Offer or the Solicitation (and, if in writing, will furnish you with a copy thereof), (vi) any material developments in connection with the Exchange Offer or the Solicitation, including, without limitation, the commencement of any lawsuit concerning the Exchange Offer or the Solicitation and (vii) any other information relating to the Exchange Offer, the Solicitation, the Exchange Offer and Consent Solicitation Material or this Agreement which you may from time to time reasonably request. If at any time the Commission shall issue any order suspending the

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         effectiveness of the Registration Statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification of the New Securities under state securities or "blue sky" laws, the Company shall make every reasonable effort to obtain the withdrawal of such order at the earliest practicable time.

         d) Prior to the issuance of the New Securities, the Company shall obtain the registration or qualification thereof under the securities or "blue sky" laws of such jurisdictions as may be required for the consummation of the Exchange Offer or the Solicitation; provided that the Company will not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer.

         e) So long as any of the New Securities are outstanding, the Company will, upon your request, deliver to you, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Company to its security holders, and of all current, regular and periodic reports filed by the Company or any of its subsidiaries with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions.

         f) Prior to the consummation of the Exchange Offer and the Solicitation, the Company shall furnish to you, as soon as practicable after they have been prepared by the Company, a copy of any consolidated financial statements of the Company and its consolidated subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Registration Statement and the prospectus included in the Registration Statement at the time it became effective (the "Prospectus," which term shall also be defined to include any prospectus filed with the Commission pursuant to Rule 424 under the Securities Act).

         g) The Company will comply in a timely manner with the applicable provisions of Rule 424 under the Securities Act.

         h) The Company agrees to make generally available to its security holders as soon as practicable an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

10. Additional Representations, Warranties and Covenants of the Company. The Company and the Guarantors represent and warrant to you that:

         a) The Company and each Guarantor is a sociedade por acoes, sociedade anonima, sociedade limitada or limited liability company, as applicable, duly organized and validly existing under the laws of its jurisdiction of organization, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Exchange Offer and Consent Solicitation Material; and the Company and each Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and all of its subsidiaries and affiliates taken as a whole (a "Material Adverse Effect").

         b) (i) The Company and each Guarantor has full corporate (or equivalent) power and authority to take and has duly taken all necessary corporate action to authorize (A) the Exchange Offer and the Solicitation, (B) with respect to the Company, the issuance of the New Notes, (C)

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         with respect to each Guarantor, the issuance of its Guarantee, (D) the exchange by the Company of New Notes for Existing Securities pursuant to the Exchange Offer and the payment by the Company for Existing Securities pursuant to the Exchange Offer, (E) the consummation of the other transactions contemplated by the Exchange Offer and Consent Solicitation Material and (F) the execution, delivery and performance of this Agreement, and (ii) this Agreement has been duly authorized, executed and delivered on behalf of the Company and the Guarantors and is a legal, valid and binding obligation of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except that (x) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, concordata, intervencao judicial, recuperacao judicial, moratorium and other laws now or hereafter in effect relating to creditors' rights generally and general principles of equity, and (y) the indemnification provisions contained in Section 12 of this Agreement may not be enforceable as a matter of public policy or similar principles.

         c) None of the Exchange Offer and Consent Solicitation Material contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that no representation is made with respect to any statements contained in, or any matter omitted from, the Exchange Offer and Consent Solicitation Material in reliance upon and in conformity with information furnished or confirmed in writing by you to the Company expressly for use therein. The Company acknowledges that the only information furnished by or on behalf of the Dealer Manager and Solicitation Agent is the address of the Dealer Manager and Solicitation Agent on the back cover of the Prospectus and Letter of Transmittal.

         d) The Exchange Offer, the Solicitation, the payment by the Company for Existing Securities pursuant to the Exchange Offer, the issuance of the New Securities, the exchange of New Securities for Existing Securities pursuant to the Exchange Offer, the consummation of the other transactions contemplated by this Agreement, the Exchange Offer, the Solicitation or the Exchange Offer and Consent Solicitation Material, and the execution, delivery and performance of this Agreement and all related documents by the Company and the Guarantors comply and will comply in all material respects with all applicable requirements of federal, state, local and foreign law, including, without limitation, the Securities Act, the Exchange Act, the Trust Indenture Act of 1939 (the "TIA"), any applicable regulations of the Commission and Other Agencies, and all applicable judgments, orders or decrees; and no consent, authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to, the Commission or any Other Agency is required in connection with the execution, delivery and performance of this Agreement by the Company and the Guarantors, the making or consummation by the Company and the Guarantors of the Exchange Offer, the Solicitation, the payment by the Company for Existing Securities pursuant to the Exchange Offer, the issuance of the New Securities, the exchange of New Securities for Existing Securities pursuant to the Exchange Offer or the consummation of the other transactions contemplated by this Agreement, the Exchange Offer, the Solicitation or the Exchange Offer and Consent Solicitation Material, except (i) those that have been obtained and as may be required under the Securities Act, "blue sky" or other state securities laws, (ii) necessary authorizations of (x) the Brazilian Central Bank, including those required to enable the Company to make remittances from Brazil in U.S. dollars to make payments under the New Securities and
         (y) the Agencia Nacional de Telecomunicacoes - ANATEL and the Brazilian antitrust authorities in the event of a foreclosure on collateral (other than receivables) securing the New Securities under the asset pledge agreement, share pledge agreement and quota pledge agreement to be entered into in connection with the Restructuring (as defined in the New Indenture), among the Company, the Guarantors and the creditors that are to be

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         parties thereto and (iii) where the failure to obtain or make such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification would not materially adversely affect the ability of the Company and the Guarantors to execute, deliver and perform this Agreement or to commence and consummate the Exchange Offer and the Solicitation in accordance with its terms. All required consents, authorizations, approvals, orders, exemptions, registrations, qualifications and other actions of and filings with and notices to the Commission and the Other Agencies will have been obtained, taken or made, as the case may be, and all statutory or regulatory waiting periods will have elapsed, including those pursuant to Rule 14e-1 of the Exchange Act, prior to the acceptance of the Existing Securities pursuant to the Exchange Offer and the Solicitation.

         e) As of the date hereof, the Company and the Guarantors are not in breach of any of the terms or provisions of or in default (with or without due notice and/or lapse of time) under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which the Company, any Guarantor or any of the Company's subsidiaries is a party or by which any of them or any of their respective properties or assets is or may be bound (after giving effect to consents, waivers and amendments that will have been made or obtained as of the consummation of the Exchange Offer and the Solicitation) except for (i) those listed in Annex A hereto (which relate solely to indebtedness of the Company and the Guarantors that is entitled to participate in the Restructuring (as defined in the New Indenture)) or (ii) such breaches or defaults that would not cause a Material Adverse Effect.

         f) The Exchange Offer, the Solicitation, the payment by the Company for Existing Securities pursuant to the Exchange Offer, the issuance of the New Securities, the exchange of New Securities for Existing Securities pursuant to the Exchange Offer, the consummation of the other transactions contemplated by this Agreement, the Exchange Offer, the Solicitation or the Exchange Offer and Consent Solicitation Material, and the execution, delivery and performance of this Agreement by the Company and the Guarantors, do not and will not (i) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws (or similar organizational documents) of the Company or any of the Guarantors, (ii) other than as disclosed in the Prospectus, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company, any Guarantor or any of the Company's subsidiaries or by which any property or asset of the Company, any Guarantors or any of the Company's subsidiaries is or may be bound, or (iii) other than as disclosed in the Prospectus, result in a breach of any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which the Company, any Guarantor or any of the Company's subsidiaries is a party or by which any of them or any of their respective properties or assets is or may be bound (after giving effect to consents, waivers and amendments that will have been made or obtained as of the consummation of the Exchange Offer and the Solicitation).

         g) No stop order, restraining order or denial of an application for approval has been issued and no investigation, proceeding or litigation has been commenced or, to the best of the Company's knowledge, after due inquiry, threatened before the Commission or any Other Agency with respect to the making or consummation of the Exchange Offer and the Solicitation, the payment by the Company for Existing Securities pursuant to the Exchange Offer, the offer, issuance, delivery or exchange of the New Securities pursuant to the Exchange Offer or the consummation of the other transactions contemplated by this Agreement, the Exchange Offer, the Solicitation or the Exchange Offer and Consent Solicitation Material.

         h) Since September 30, 2004, and except as otherwise stated in or contemplated by the Exchange Offer and Consent Solicitation Material,
         (i) there has been no material adverse change

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         and no development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Guarantors and the Company's subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company, any Guarantor or any of the Company's subsidiaries which are material to the Company, the Guarantors and the Company's subsidiaries, taken as a whole, other than those entered into in the ordinary course of business; (iii) there has been no material change in the capital stock of the Company, any Guarantor or any of the Company's subsidiaries; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company, the Guarantors or any of the Company's subsidiaries on any class of their capital stock.

         i) There is no action, suit or proceeding before or by the Commission or any Other Agency, which has been served upon the Company, the Guarantors or any of the Company's subsidiaries that is now pending or, to the best knowledge of the Company or the Guarantors, threatened, against or affecting the Company, any Guarantor or any of the Company's subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Guarantors and the Company's subsidiaries, taken as a whole, or which is reasonably likely to materially and adversely affect the consummation of any of the transactions contemplated by this Agreement; all pending legal and governmental proceedings to which the Company, any Guarantor or any of the Company's subsidiaries is a party or of which any of their property or assets is the subject which are not described in the Exchange Offer and Consent Solicitation Material including ordinary routine litigation incidental to the business of the Company, any Guarantor or any of the Company's subsidiaries are, considered in the aggregate, not material to the Company and its subsidiaries, taken as a whole; and there are no contracts or other documents of the Company, any Guarantor or any of the Company's subsidiaries which are required to be filed as exhibits to the Exchange Offer and Consent Solicitation Material by the Securities Act or the Exchange Act which have not been so filed.

         j) Except as otherwise stated in or contemplated by the Prospectus, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization," and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar right for which a waiver has not been obtained.

         k) The New Securities and the indenture pertaining thereto (the "New Indenture") will be duly authorized and executed by, and will be the legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms (except as enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, concordata, intervencao judicial, recuperacao judicial, moratorium and other laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity), and will conform to the descriptions thereof in the Exchange Offer and Consent Solicitation Material.

         l) The accountants who have certified the financial statements and supporting schedules included in the Exchange Offer and Consent Solicitation Material are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

         m) The New Indenture will comply in all material respects with the TIA.

         n) The consolidated financial statements of the Company included in the Exchange Offer and Consent Solicitation Material present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Exchange Offer and Consent Solicitation Material present fairly the information required to be included therein.

         o) Each of this Agreement, the Exchange Offer and the Solicitation, the New Securities and the Existing Securities conforms in all material respects to the descriptions thereof contained in the Exchange Offer and Consent Solicitation Material.

         p) The Company is not, and will not be upon consummation of the Exchange Offer, an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder.

         q) Each of the representations and warranties contained in this Agreement will continue to be true and correct at the commencement of, at all times during the continuance of the Exchange Offer and the Solicitation, and on and as of the date on which any Existing Securities are acquired or Consents are given pursuant to the Exchange Offer and the Solicitation.

11. Conditions to Obligations of the Dealer Manager and Solicitation Agent. Your obligation to render services pursuant to this Agreement shall at all times be subject, in your discretion, to the following conditions:

         a) The Company at all times shall have performed in all material respects all of its obligations hereunder theretofore to be performed.

         b) The Registration Statement shall have been declared effective by the Commission.

         c) All representations, warranties, covenants and other statements of the Company and the Guarantors contained in this Agreement are now, at the commencement of, at all times during the continuance of the Exchange Offer and the Solicitation, and on and as of the date on which any Existing Securities are acquired or Consents are given pursuant to the Exchange Offer and the Solicitation, shall be, true and correct in all material respects.

         d) You shall have received opinions addressed to you and dated the date hereof of Debevoise & Plimpton LLP, U.S. counsel to the Company, Barbosa Mussnich & Aragao Advogados, Brazilian counsel to the Company, Walkers, British Virgin Islands counsel to Jonquil Ventures Limited and Richards, Layton & Finger P.A., Delaware counsel to Dabny L.L.C., in each case in form and substance satisfactory to you.

         e) You shall have received opinions addressed to you and dated the date of the first issuance of the New Securities pursuant to the Exchange Offer of Debevoise & Plimpton LLP, U.S. counsel to the Company, Barbosa Mussnich & Aragao Advogados, Brazilian counsel to the Company, Walkers, British Virgin Islands counsel to Jonquil Ventures Limited and Richards, Layton & Finger P.A., Delaware counsel to Dabny L.L.C., in each case in form and substance satisfactory to you.

         f) You shall have received a letter, satisfactory in form to you and your counsel, dated the commencement date of the Exchange Offer and the Solicitation (and reaffirmed and updated upon the consummation thereof) and addressed to you, of Ernst & Young Auditores

         Independentes S.S., independent registered public accountants for the Company, containing statements and information of the type ordinarily included in accountants' comfort letters with respect to the financial statements and certain financial information contained in the Exchange Offer and Consent Solicitation Material.

         g) It shall not have become unlawful under any law or regulation, foreign or U.S. Federal, state or local, for you to render services pursuant to this Agreement, or to continue so to act, as the case may be.

12. Indemnification. a) The Company and the Guarantors agree to hold harmless and indemnify you (including any affiliated companies) and any officer, director, partner, employee or agent of you or any of such affiliated companies and any entity or person controlling (within the meaning of Section 20(a) of the Exchange Act) you, including any affiliated companies (collectively, the "Indemnified Persons"), from and against any and all Losses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation or proceeding, commenced or threatened, or any claims whatsoever whether or not resulting in any liability)
(i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer and Consent Solicitation Material or in any other material used by the Company and the Guarantors, or authorized by the Company and/or the Guarantors for use in connection with the Exchange Offer and the Solicitation, or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) arising out of or based upon the commencement of, or any withdrawal or termination by the Company and/or the Guarantors of, or failure by the Company and/or the Guarantors to make or consummate, the Exchange Offer or the Solicitation or any other failure to comply with the terms and conditions specified in the Exchange Offer and Consent Solicitation Material, (iii) arising out of the breach or alleged breach by the Company or the Guarantors of any representation, warranty or covenant set forth in this Agreement or (iv) arising out of, relating to or in connection with any other action taken or omitted to be taken by an Indemnified Person or (v) otherwise arising out of, relating to or in connection with the Exchange Offer, the Solicitation, the other transactions described in the Exchange Offer and Consent Solicitation Material or your services as Dealer Manager and Solicitation Agent hereunder; provided, however, that the Company and the Guarantors shall not be responsible for any Loss pursuant to clauses (iv) or (v) of the preceding sentence of this Section 12 which has been finally judicially determined to have resulted primarily from the bad faith, gross negligence or willful misconduct on the part of any Indemnified Person, other than any Loss arising out of or resulting from actions performed or omitted to be performed at the request of, with the consent of, or in conformity with actions taken or omitted to be taken by, the Company or the Guarantors; provided further that the Company and the Guarantors shall not be liable in any case to the extent that any Loss arises out of or is based upon any untrue statement or omission or alleged omission made in the Exchange Offer and Consent Solicitation Material in reliance on or in conformity with written information relating to you furnished to the Company by or on behalf of you specifically for inclusion therein.

         b) The Company and the Guarantors and you agree that if any indemnification sought by any Indemnified Person pursuant to this
         Section 12 is unavailable for any reason or insufficient to hold you harmless, then the Company and the Guarantors and you shall contribute to the Losses for which such indemnification is held unavailable or insufficient in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company and the Guarantors, on the one hand, and actually received by you, on the other hand, in connection with the transactions contemplated by this Agreement or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of the Company and the Guarantors, on the one hand, and you, on the other hand, as well as any other equitable considerations, subject to the limitation that in any event the aggregate contribution by you to all Losses with respect to which contribution is available hereunder shall not exceed the fees actually received by you in connection with your engagement hereunder (excluding any amounts paid as reimbursement of expenses). It is hereby agreed that the relative benefits to the Company and the Guarantors, on the one hand, and you, on the other hand, with respect to the Exchange Offer, the Solicitation and the transactions contemplated thereby shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid to holders of Existing Securities pursuant to the Exchange Offer, the Solicitation and the transactions contemplated thereby (whether or not the Exchange Offer, the Solicitation or such transactions are consummated) bears to (ii) the fees actually received by you from the Company in connection with your engagement hereunder (excluding any amounts paid as reimbursement of expenses). The relative fault of the Company and the Guarantors, on the one hand, and of you and other Indemnified Persons, on the other hand, (x) in the case of an untrue or alleged untrue statement of a material fact, shall be determined by reference to, among other things, whether such action or omission relates to information supplied by the Company or the Guarantors or by you or the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and
         (y) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted by the Company or the Guarantors or by you and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission.

         c) The Company and the Guarantors also agree to reimburse each Indemnified Person for all expenses (including fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for, defending or providing evidence (including appearing as a witness) with respect to any action, claim, investigation, inquiry, arbitration or other proceeding referred to in this Section 12 or enforcing this Agreement, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

         d) The Company and the Guarantors agree that they will not, without your prior written consent, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder (whether or not you, any other Indemnified Person or the Company is an actual or potential party), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person.

         e) The foregoing rights to indemnity and contribution shall apply whether or not the Indemnified Person is a formal party to such litigation or proceeding and shall be in addition to any other right which you and the other Indemnified Persons may have against the Company or the Guarantors at common law or otherwise.

13. Reference to Dealer Manager and Solicitation Agent. The Company agrees that any reference to you or your affiliates in any Exchange Offer and Consent Solicitation Material, or any other release, publication or communication to any party outside the Company, is subject to your prior approval (which shall not be unreasonably withheld). If you resign or are terminated prior to the dissemination of any Exchange Offer and Consent Solicitation Material or any other release or communication, no reference shall be made therein to you without your prior written permission.

14. Access to Information. In connection with your activities hereunder, the Company agrees to furnish you and your counsel with all information concerning the Company and the Guarantors that you reasonably deem appropriate and agrees to provide you with reasonable access to the Company's and the

Guarantors' officers, directors, accountants, counsel, consultants and other appropriate agents and representatives, it being understood that you will be entitled to rely upon such information supplied by the Company and the Guarantors and such persons without assuming any responsibility for independent investigation or verification thereof.

15. Termination. This Agreement shall terminate upon (a) the expiration, termination or withdrawal of the Exchange Offer or the Solicitation or (b) withdrawal by you as Dealer Manager and Solicitation Agent pursuant to Section 4 hereof, it being understood that Sections 3, 5, 6, 12, 14, 16, 19, 20, 23, 25 and 26 hereof shall survive any termination of this Agreement; provided that upon termination under (a), no payment shall be made to you under Section 5 hereof and you will only be entitled to reimbursement of expenses under Section 6 hereof. In addition, you shall have the right to terminate this Agreement if the opinions of counsel specified in Section 11 hereof are not received by you upon request.

16. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been given upon receipt) by delivery in person, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the applicable party at the addresses indicated below:

         a)  if to you:

                  Credit Suisse First Boston LLC
                  Eleven Madison Avenue
                  New York, NY 10010-3629

                  Telecopy No.: (212) 743-5147
                  Attention:  Denis Jungerman or Michael Saron

                  with a copy to:

                  Shearman & Sterling LLP
                  Av. Brig. Faria Lima, 3400
                  04538-132 Sao Paulo, Brazil

                  Telecopy No.: 55 11 3702 2224
                  Attention: Richard S. Aldrich, Jr., Esq.

          (b)  if to Company and the Guarantors:

                  Net Servicos de Comunicacao S.A.
                  Rua Verbo Divino, 1356
                  04719-002 Sao Paulo, Brazil

                  Telecopy No.: 55 11 5186 2555
                  Attention:  General Counsel

                  with a copy to:

                  Debevoise & Plimpton LLP
                  919 Third Avenue
                  New York, New York 10022

                  Telecopy No.: (212) 909-6836
                  Attention:  Gregory V. Gooding, Esq.



17. Consent to Jurisdiction; Service of Process. The Company and the Guarantors hereby (a) submit to the jurisdiction of any New York State or Federal court sitting in the City of New York with respect to any actions and proceedings arising out of or relating to this Agreement, (b) agree that all claims with respect to such actions or proceedings may be heard and determined in such New York State or Federal court, (c) waive the defense of an inconvenient forum, (d) agree not to commence any action or proceeding relating to this Agreement other than in a New York State or Federal court sitting in the City of New York and
(e) agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. In addition, the Company and the Guarantors hereby consent to the service of process upon it in the State of New York and irrevocably designate Corporation Service Company, 1133 Avenue of the Americas, Suite 3100, New York, New York 10036, as their agent upon whom process against them may be served.

18. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

19. Amendment. This Agreement may not be amended except in writing signed by each party to be bound thereby.

20. Governing Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN.

21. Waiver of Immunity. This Agreement and any other documents delivered pursuant hereto and any actions taken hereunder constitute commercial acts by the Company and the Guarantors. The Company and the Guarantors irrevocably and unconditionally and to the fullest extent permitted by law, waive, and agree not to plead or claim, any immunity from jurisdiction of any court or from any legal process (whether though service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) for itself or for any other matter under or arising out of or in connection with this Agreement or any document delivered pursuant hereto or thereunder, it being intended that the foregoing waiver and agreement will be effective, irrevocable and not subject to withdrawal in any and all jurisdictions, and, without limiting the generality of the foregoing, agree that the waivers set forth in this Section 21 shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976 and are intended to be irrevocable for the purposes of such act.

22. Currency. Each reference in this Agreement to U.S. dollars is of the essence. To the fullest extent permitted by law, the obligation of the Company and the Guarantors in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in U.S. dollars that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment. If the amount in U.S. dollars that may be so purchased for any reason falls short of the amount originally due, the Company and the Guarantors will pay such additional amounts, in U.S. dollars, as may be necessary to compensate for the shortfall. Any obligation of the Company and the Guarantors not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

23. Waiver of Jury Trial. THE COMPANY AND THE GUARANTORS HEREBY AGREE ON THEIR OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF THEIR SECURITY HOLDERS, TO WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE EXCHANGE OFFER AND THE SOLICITATION).

24. Counterparts; Severability. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

25. Parties in Interest. This Agreement, including rights to indemnity and contribution hereunder, shall be binding upon and inure solely to the benefit of each party hereto, the Indemnified Persons and their respective successors, heirs and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

26. Tombstone. The Company acknowledges that you may at your expense place an announcement in such newspapers and periodicals as you may choose, stating that you have acted or are acting as Dealer Manager and Solicitation Agent in connection with the Exchange Offer, the Solicitation and the transactions contemplated thereby, subject to the Company's prior approval (not to be unreasonably withheld).

Please indicate your willingness to act as Dealer Manager and Solicitation Agent and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement so signed, whereupon this Agreement and your acceptance shall constitute a binding agreement between us.

                              Very truly yours,


                              NET SERVICOS DE COMUNICACAO S.A

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              ALNOR ALUMINIO DO NORTE LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              ANTENAS COMUNITARIAS BRASILEIRAS LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              CABODINAMICA TV CABO SAO PAULO S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              CMA PARTICIPACOES S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              DABNY, L.L.C.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              JONQUIL VENTURES LIMITED

                              By: ______________________________________________
                                  Name:
                                  Title:


                              MULTICANAL TELECOMUNICACOES S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET BELO HORIZONTE LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET BRASILIA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET LONDRINA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET RIO S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              TV CABO DE CHAPECO LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              TV VIDEO CABO DE BELO HORIZONTE S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET RECIFE LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET SAO PAULO LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET CAMPINAS LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET INDAIATUBA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET FRANCA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET SUL COMUNICACOES LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              DR-EMPRESA DE DISTRIBUICAO E RECEPCAO DE TV LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET JOINVILLE LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET FLORIANOPOLIS LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET MARINGA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET SAO JOSE DO RIO PRETO LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET PIRACICABA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET GOIANIA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET CAMPO GRANDE LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET SOROCABA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET SAO CARLOS S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              HORIZONTE SUL COMUNICACOES LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET PARANA COMUNICACOES LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET CURITIBA LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET ARAPONGAS LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              NET RIBEIRAO PRETO S.A.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET BAURU LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NET ANAPOLIS LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:


                              REYC COMERCIO E PARTICIPACOES LTDA.

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Accepted as of the date first above written:

CREDIT SUISSE FIRST BOSTON LLC

     By: ____________________________________________
     Name:
     Title:

                                     ANNEX A

                  List of Net Group Companies' Commercial Loans

DEBT OUTSTANDING POSITION - 06/30/04

BORROWER      CREDIT FACILITY             CREDITOR/TRUSTEE  INITAL DATE   MATURITY   ORIGINAL BORROWED AMOUNT  OUTSTANDING PRINCIPAL
                                                                                                               AMOUNT AS OF JUNE 30,
                                                                                                               2004*
------------  --------------------------  ----------------  -----------  ----------  ------------------------  ---------------------
Net Servicos  IFC Investment(1)           IFC                30/03/1995  15/10/2004  USD       17.100.000,00         19.087.394,61
Net Servicos  Senior Guaranteed Notes(2)  Wells Fargo        18/06/1996  18/06/2004  USD      185.000.000,00        382.679.958,00
Net Servicos  Working Capital             Banrisul           11/04/2001  12/04/2003  R$        25.000.000,00         35.039.026,56
Net Servicos  Working Capital             BBA                18/11/2002  18/12/2002  R$         4.647.987,16          7.561.534,35
Net Servicos  Working Capital (3)         Unibanco           30/09/2002  30/10/2002  R$        72.167.572,05        103.988.715,10
Net Servicos  Res. 63(4)                  BBA                18/11/2002  18/12/2002  USD        1.949.690,89         11.486.243,27
Net Servicos  Res. 63(4)                  BBA                18/11/2002  18/12/2002  USD        1.951.434,13         11.496.513,25
Net Servicos  Res. 63(4)                  BBA                18/11/2002  18/12/2002  USD        1.811.880,67         10.674.359,85
Net Servicos  Res. 63(4)                  BBA                18/11/2002  18/12/2002  USD        1.642.183,21          9.674.618,65
Net Servicos  Res. 63(4)                  BBA                18/11/2002  18/12/2002  USD        2.674.356,44         15.755.476,33
Net Servicos  US$-CDI Swap(5)             BBA                18/11/2002  18/12/2002                                   1.250.049,10
Net Servicos  Res. 63                     BNL                12/06/2002  10/12/2002  USD        7.000.000,00         23.803.595,57
Net Servicos  2nd Public Issuance         Oliveira Trust     01/12/1999  01/12/2006  R$       350.000.000,00         62.349.245,33
Net Servicos  3rd Public Issuance         SLW                01/12/2000  01/12/2003  R$       195.140.000,00        293.503.015,00
Net Campinas  Eximbank(6)                 BCN                17/06/2002  16/12/2002  USD          508.209,50            218.846,18
Net Campinas  Eximbank(6)                 Unibanco           13/04/1998  19/05/2003  USD          364.116,59            116.217,90
Net Campinas  Eximbank(6)                 Unibanco           13/04/1998  02/06/2003  USD          635.800,07            200.346,02
Net Campinas  Eximbank(6)                 Unibanco           27/04/1998  02/06/2003  USD          342.868,14            108.041,12
Net Rio       IFC Investment(1)           IFC                30/03/1995  15/10/2004  USD        7.700.000,00          8.593.187,74
Net Rio       Working Capital (3)         Boston             30/09/2002  30/10/2002  R$         6.733.964,16          9.703.198,56
Reyc          Working Capital             BBA                18/11/2002  18/12/2002  R$         1.963.917,11          3.194.980,15
Reyc          Working Capital             BBA                18/11/2002  18/12/2002  R$         1.100.686,22          1.790.641,06
Reyc          Working Capital (3)         Boston             30/09/2002  30/10/2002  R$         3.951.962,06          5.694.516,88
Reyc          Working Capital(7)          Brascan            29/11/2002  30/12/2002  R$        12.885.300,00         17.492.032,21
Reyc          Fixed Rate-CDI Swap(8)      Brascan            29/11/2002  30/12/2002                                      72.182,47
Reyc          Finimp                      Banco do Brasil    16/07/2002  13/12/2002  USD        8.027.243,32         27.178.780,43
Reyc          Finimp                      Banco do Brasil    12/11/2002  06/01/2003  USD        5.268.860,92         18.244.171,42
Reyc          Finimp                      Banco do Brasil    28/11/2002  06/01/2003  USD        2.024.459,30          6.902.734,97
Reyc          Res. 63                     Santander          21/03/2003  22/04/2003  USD        2.647.571,50         11.975.032,97
DR            Working Capital             BBA                18/11/2002  18/12/2002  R$         2.745.332,90          4.466.219,10
DR            IFC Investment(1)           IFC                30/03/1995  15/10/2004  USD        8.000.000,00          8.927.987,09
Net Parana    Finimp                      Banco do Brasil    13/11/2002  06/01/2003  USD          136.606,00            473.140,15
Net Parana    IFC Investment(1)           IFC                30/03/1995  15/10/2004  USD        2.200.000,00          2.455.196,53
Net Sul       Floating Rate Notes         Wells Fargo        31/10/1997  15/10/2005  USD       48.000.000,00        161.249.666,60
Net Sul       Floating Rate Notes         Wells Fargo        31/10/1997  15/10/2005  USD       32.000.000,00         80.835.569,97
Vicom         Eximbank(6)                 Boston             20/10/1997  15/07/2003  USD        2.125.000,00            874.960,16
Vicom         Eximbank(6)                 Boston             22/06/1998  04/08/2004  USD        3.954.285,00          3.125.632,29
Vicom         Eximbank(6)                 Boston             19/08/1999  08/08/2005  USD        2.400.000,00          3.229.618,54
Total                                                                                                             1.365.472.645,50

(1) IFC Loan currently held by Globopar by virtue of Subrogation; "Original Borrowed Amount" includes only A loan facility

(2) Multicanal Senior Guaranteed Notes matures with a 5% premium, not included in principal amount

(3) Interest rates due over contractual period settled at original maturity

(4) Res. 63 facilities hedged by a US$ x CDI Swap; Effective interest rates of facility of CDI + 5.0%

(5) US$-CDI Swap agreement hedged Res. 63 facility, producing an effective rate of CDI + 5.0% p.y.; Initial notional amount of US$ 10.029.545,34

(6) Principal amount reflect outstanding balance after taking into consideration performed amortizations; "Original Borrowed Amount" includes the maximum amount of borrowing allowed by the facility

(7) Working Capital facility hedged by a Fixed Rate x CDI swap;

(8) Fixed Rate-CDI Swap agreement hedged Working Capital facility; Initial notional amount of R$ 12.885.300,00

* Includes outstanding principal and interest accrued and unpaid through March 31, 2004, excluding commissions or penalties, based upon the information contained in the books of the Company but without prejudice to the rights of the holders of the respect

Ptax 30/06/04 3,1075

                                      A-2-2